AMENDMENT AGREEMENT NO. 3
                              TO REVOLVING CREDIT
                          AND REIMBURSEMENT AGREEMENT


THIS AMENDMENT AGREEMENT is made and entered into as of this 25th day of October, 2000, by and among MODIS PROFESSIONAL SERVICES, INC., a Florida corporation (herein called the 'Borrower'), BANK OF AMERICA, N.A. (successor by merger of NationsBank, National Association) (the 'Agent'), as Administrative Agent for the lenders (the 'Lenders') party to the Revolving Credit and Reimbursement Agreement dated October 30, 1998, as amended by Amendment
Agreement No. 1 dated October 27, 1999 and Amendment Agreement No. 2 dated August 10, 2000, among such Lenders, Borrower and the Agent, as so amended, (the 'Agreement').

                              W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the aggregate principal amount of up to $350,000,000 as evidenced by the Notes (as defined in the Agreement) and to issue Letters of Credit for the benefit of the Borrower; and

WHEREAS, as a condition to the making of the loans pursuant to the Agreement, the Lenders required that Material Subsidiaries and Receivables Subsidiaries of the Borrower guarantee payment of all Obligations of the Borrower arising under the Agreement pursuant to the Guaranty Agreement; and

WHEREAS, by Amendment Agreement No. 2 dated August 10, 2000 (the 'Second Amendment') the Required Lenders and the Borrower (a) amended the Agreement to permit (i) the Borrower to restructure a portion of its business in order to consolidate its e-business solutions operations (the 'E-Business Solutions Assets') within and under a newly created subsidiary, Idea Integration Corp. ('Idea Corp.'), (ii) the Borrower to sell approximately 17% of the common stock of Idea Corp., (iii) the Borrower to make loans and investments in Idea Corp. and (iv) Idea Corp. to incur Indebtedness, and (b) released certain Subsidiaries of the Borrower which are to become Subsidiaries of Idea Corp. from their obligations under the Guaranty Agreement; and

WHEREAS, the Borrower has decided not to proceed with the sale of a portion of the common stock of Idea Corp. but rather distribute all of the common stock of Idea Corp. to the stockholders of the Borrower in a tax-free spin-off (the 'Spin-off'); and

WHEREAS, in connection with the Spin-off, the Borrower has requested that the Lenders consent to the transfer by the Borrower of its E-Business Solutions
Assets (including certain Subsidiaries which own only E-Business Solutions Assets) to Idea Corp. and to release certain Subsidiaries of the Borrower which are to become Subsidiaries of Idea Corp. from their obligations under the Guaranty Agreement; and

WHEREAS, the Agent and the Lenders are willing to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

1. Definitions. The term 'Agreement' as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

2. Second Amendment. In light of the Borrower's decision not to proceed with the sale of stock of Idea Corp. as permitted by the Second Amendment, and in light of the fact that the actions permitted by the terms of the Second Amendment have not been taken, the parties hereto hereby agree that the Second Amendment is hereby terminated and of no further force and effect (except to the extent that an identical provision is included in this Amendment Agreement, which identical provision shall thereupon become the effective provision); provided, however, that nothing contained herein shall adversely affect any actions taken under the Second Amendment prior to the effectiveness of this Amendment Agreement, including the payment of any fees and expenses pursuant to Section 6(f) of the Second Amendment and the delivery of the Guaranty Agreement of certain Subsidiaries as provided in Section 6(b) of the Second Amendment.

3. Consent. Each Lender by its execution of this Amendment Agreement consents to the following:

     (a) Notwithstanding the provisions of Section 9.05 and Section 9.11, the transfer by the Borrower and its Subsidiaries of the E-Business Solutions Assets, including all of the capital stock of certain Subsidiaries, which Subsidiaries own only E-Business Solutions Assets, to Idea Corp. and its Subsidiaries and the distribution by the Borrower of all of the common stock of Idea Corp. to the shareholders of the Borrower so long as (i) the E-Business Solution Assets (whether capital stock or otherwise) represent no more than 25% of Consolidated Total Assets and (ii) the distribution of the common stock to shareholders of the Borrower has been determined to be a tax-free spin-off.

     (b) Subject to the transfer of all assets owned by them which do not constitute E-Business Solutions Assets to one or more new or existing Subsidiaries of the Borrower, which Subsidiary or Subsidiaries are or become Guarantors, the release of the following Subsidiaries from their guaranty of payment of the Obligations:

     Actium Corp., a Delaware corporation
     Berger IT Co., a Delaware corporation
     Idea Integration of Georgia, Inc.,
       f/k/a Modis of Georgia, Inc., a Florida corporation
     Idea Integration of Georgia, L.P.,
       f/k/a Modis of Georgia, L.P., a Georgia limited partnership
     Idea Integration of Pennsylvania, Inc.,
       f/k/a Modis of Pennsylvania, Inc., a Florida corporation
     Idea Integration of Pennsylvania, Ltd.,
       f/k/a Modis of Pennsylvania, Ltd., a Pennsylvania limited partnership Open Management Software, Inc., a California corporation
     UTEK, Inc., an Illinois corporation
     Zeal, Inc., an Illinois corporation

4. Subsidiary Consents. Each Subsidiary of the Borrower that previously delivered a Guaranty Agreement to the Agent, other than those Guarantors being released, has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement and (ii) confirming its guarantee of payment of all the Obligations.

5. Representations and Warranties. The Borrower hereby represents and warrants that:

     (a) The representations and warranties made by Borrower in Article VII of the Agreement are true on and as of the date hereof except that (i) the financial statements referred to in Section 7.01(f) shall be those most recently furnished to each Lender pursuant to Section 8.01, and (ii) the Subsidiaries are as described in Schedule 7.01(d) to this Amendment Agreement, provided that the Schedule 7.01(d) attached to this Amendment
     Agreement shall, for all purposes, be the Schedule 7.01(d) to the Agreement;

     (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under
     Section 8.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

     (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

6. Conditions. This Amendment Agreement shall become effective upon:

     (a) execution by the Required Lenders and the Borrower delivering to the Agent fifteen (15) counterparts of this Amendment Agreement duly executed by the Borrower and consented to by each Subsidiary of Borrower that previously delivered a Guaranty Agreement to the Agent (other than those Guarantors being released);

     (b) receipt of an opinion of counsel for the Borrower and the Guarantors in form and content acceptable to the Agent;

     (c) a certificate of the Secretary or Assistant Secretary of the Borrower and each of the Guarantors (other than those being released) to which is attached resolutions authorizing the transactions contemplated by this Amendment Agreement; and

     (d) payment of all fees due the Agent and the Lenders as well as all reasonable expenses of the Agent, including fees and expenses of counsel for the Agent.

7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment  Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                    MODIS PROFESSIONAL SERVICES, INC.
WITNESS:

  /s/  Christine A. Iomayzo         By:  /s/  Michael D. Abney
                                    Name: Michael D. Abney
  /s/  Marie M. Tuttle              Title:   Senior Vice President, Treasurer &
                                             Chief Financial Officer

                    GUARANTORS:

                    ACCOUNTING PRINCIPALS, LTD.,
                         a Pennsylvania limited partnership
                    AD L.L.C. I, a Delaware limited liability company
                    ADDITIONAL TECHNICAL SUPPORT OF MASSACHUSETTS, INC.
                    AMPL INCORPORATED
                    AMICUS STAFFING, INC.
                    BC L.L.C. I, a Delaware limited liability company
                    CAREER HORIZONS, INC.
                      DIVERSIFIED SEARCH, INC.
                    ENTEGEE,INC.
                    HEALTH FORCE, INC.
                    HEALTH FORCE OPERATING CORP.
                    LIT, INC.
                    MANAGEMENT PRINCIPALS, INC.
                      (f/k/a Keystone Consulting Group, Inc.)
                    MANCHESTER, INC.
                    MEDI-FORCE, INC.
                     MODIS, INC.
                    MODIS GP, INC.
                    MODIS LP-2, INC.
                    MODIS FACTORING CORPORATION
                      (f/k/a ASI Factoring Corporation)
                    MODIS LICENSING CORPORATION
                    MODIS/COMPUTER ACTION, INC.
                     MODIS OF GEORGIA, INC.
                    MODIS OF GEORGIA, L.P.
                    MODIS OF PENNSYLVANIA, INC.
                    MODIS OF PENNSYLVANIA, LTD.
                    SCIENTIFIC STAFFING, INC.
                    SPECIAL COUNSEL, INC.
WITNESS:            SYSTEM PROS OF MASSACHUSETTS, INC.

  /s/  Christine A. Iomayzo                 By:  /s/  Michael D. Abney
                                            Name: Michael D. Abney
  /s/  Marie M. Tuttle                      Title:   Senior Vice President

                                            BANK OF AMERICA, N.A.,
                                            as Agent for the Lenders



                                            By:  /s/  John E. Williams
                                            Name: John E. Williams
                                            Title:   Managing Director



                                            BANK OF AMERICA, N.A., as Lender



                                            By:  /s/  John E. Williams
                                            Name: John E. Williams
                                            Title:   Managing Director

                                            FIRST UNION NATIONAL BANK



                                            By:  /s/  Timothy N. Hyslop
                                            Name:  Timothy N. Hyslop
                                            Title:  Senior Vice President

                                            FLEET NATIONAL BANK



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            BANK ONE, NA, formerly known as
                                            The First National Bank of Chicago



                                            By:  /s/  James F. Gable
                                            Name:  James F. Gable
                                            Title:  Assistant Vice President

                                            WACHOVIA BANK, N.A.



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            KBC BANK N.V.



                                            By:  /s/  Robert Snauffer
                                            Name:  Robert Snauffer
                                            Title:  First Vice President


                                            By:  /s/  Patrick A. Janssens
                                            Name:   Patrick A. Janssens
                                            Title:    Vice President

                                            HSBC BANK USA



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                            HIBERNIA NATIONAL BANK



                                            By:  /s/  Matt Breaux
                                            Name:  Matt Breaux
                                            Title:  Banking Officer

                                            BNP PARIBAS, HOUSTON AGENCY



                                            By:  /s/  Mike Shryock
                                            Name:  Mike Shryock
                                            Title:  Vice President

                                            By:  /s/  Aurora Abella
                                            Name:  Aurora Abella
                                            Title:  Vice President

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                            By:  /s/  Akihiko Mabuchi
                                            Name:  Akihiko Mabuchi
                                            Title:  Senior Vice President

                                            COMERICA BANK



                                            By:  /s/  Martin G. Ellis
                                            Name:  Martin G. Ellis
                                            Title:  Vice President

                                                     BANK HAPOALIM B.M.



                                            By:  /s/  Laura Anne Raffa
                                            Name:  Laura Anne Raffa
                                            Title:  First Vice President
                                                     and Corporate Manager


                                            By:  /s/  Shaun Breidbart
                                            Name:  Shaun Breidbart
                                            Title:   Vice President